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                                                                EXHIBIT 10.12




                             1984 STOCK OPTION PLAN
                               FOR KEY EMPLOYEES
                        (WITH STOCK APPRECIATION RIGHTS)




                            Adopted: April 26, 1984
                                   As Amended
                                October 23, 1986
                                January 22, 1987
                                 April 23, 1987
                                 July 23, 1987
                                 April 25, 1991
                                August 27, 1994





                       THIS DOCUMENT CONSTITUTES PART OF
                        A PROSPECTUS COVERING SECURITIES
                        THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933
                                 APRIL 2, 1993
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                          MARTIN MARIETTA CORPORATION
                    1984 STOCK OPTION PLAN FOR KEY EMPLOYEES



1.       Purpose

         The purpose of the Plan is to attract and retain the services of key employees in positions which contribute materially to the successful operation of the business of the Corporation and to grant such employees an attractive opportunity to acquire a proprietary interest in the business enterprise and thereby provide them with an added incentive to increase the earnings of the Corporation.

         It is intended that this purpose will be effected through the granting of stock options and stock appreciation rights, as provided herein.

2.       Definitions

         As used in the Plan, "Corporation" means Martin Marietta Corporation and its subsidiaries. "Subsidiary" means a corporation of which Martin Marietta Corporation owns, directly or indirectly, stock having at least 50% of the power to vote, under normal circumstances, in the election of directors.
"Board of Directors" means the Board of Directors of Martin Marietta Corporation. The "Committee" means the Stock Option Committee. "Employee" means officers and other key employees of the Corporation but excludes directors who are not also officers or employees of the Corporation. An "option" means an option to purchase shares of Martin Marietta Common Stock. A "right" means a stock appreciation right. "Grant" means the award of both a stock option and a stock appreciation right. The "grant value of the right" means the fair market value of a share of stock on the date a right is granted, as that value may be adjusted pursuant to Section 7(a) (v) of the Plan.
"Normal retirement" means retirement on or after the normal retirement date, as defined in subparagraph (a), Paragraph 1 of Article IV of the Martin Marietta Retirement Income Plan for Salaried Employees. "Early retirement" shall have the meaning set forth in Paragraph 2 of Article IV of the Martin Marietta Retirement Income Plan for Salaried Employees.

3.       Effective Date

         The Plan shall become effective upon the approval by the stockholders.

4.       Eligible Employees

         Options and rights may be granted only to exempt salaried employees of the Corporation. However, not more than 10% of the total number of shares available under the Plan shall be subject to option to any one employee, and no individual who owns stock possessing 5% or more of the combined voting power of all classes of
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stock of the Corporation shall be eligible for a grant of options and rights under the Plan.

5.       Terms of Stock Options and Stock Appreciation Rights

         The terms of each option and right granted under the Plan shall be determined by the Board of Directors, consistent with the provisions of the Plan, including the following:

         (a) Each grant of options and rights may be exercised in whole or in part subject to the provisions of the Plan, provided that no option or right shall be exercisable prior to one year or after ten years from the date of grant. Except as provided in Section 6(c), each grant shall be divided into three approximately equal installments of 100-share and 100-right increments. The first installment shall be exercisable one year after the date of grant and each succeeding installment shall be exercisable one year from the date the prior installment became exercisable. To the extent that the installments are not equal in number, the larger installment or installments shall be exercisable in the last or second and last years. After the privilege to exercise an installment accrues, the options and rights included in that installment may, except as provided in Section 8, be exercised at any time prior to the expiration of ten years from date of grant.

         (b)     Each optionee must remain in the employ of the Corporation for
         at least   one year from the date the option and right are granted
         before any part of the grant can be exercised.

         (c) An option or right shall not be assignable or transferable by the employee to whom granted otherwise than by will or by the laws of descent and distribution and shall be exercisable during the participant's lifetime only by the participant or in the event of disability by the legal guardian or representative.

         (d) The grant will be evidenced by a certificate that will specify the number of shares and rights to which it pertains.

6.       Stock Options

         (a)     Shares of Stock Subject to the Plan

         The shares that may be issued under the Plan shall not exceed 5,475,000 shares of the Common Stock, $1.00 par value, of the Corporation except as provided in Paragraph (c) below. They may consist in whole or in part of unissued or treasury shares. Such treasury shares may be acquired to satisfy the requirements of the Plan. If for any reason shares as to which an option





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         has been granted cease to be subject to purchase, then such shares shall again be available for option under the Plan.

         (b)     Grant of Options

                 (i) The purchase price of the stock subject to option shall not be less than 100% of the fair market value of the stock on the date the option is granted, except as otherwise provided in Section 6(c)(i) below.

                 (ii) Except as provided in Paragraph 10, the purchase price of the stock subject to option shall be paid in cash or, with the approval of the Board of Directors or the Committee, may be paid in full or part by the tender of Martin Marietta Corporation Common Stock owned by the optionee. Common Stock delivered in payment of the purchase price shall be valued at the fair market value and any portion of the purchase price not satisfied by the tender of Common Stock shall be paid in full in cash upon such exercise. No fractional shares shall be issued. As soon as possible following receipt of payment to the Corporation, the optionee (or other person entitled to exercise the option) shall receive a certificate or certificates for such shares, subject to the provisions of
                 Section 6(d).

                 (iii) No person shall have the rights of a stockholder with respect to shares subject to an option until the date the option is exercised.

         (c)     Adjustment Upon Changes in Stock

                 (i) If there shall be any change affecting the stock subject to the Plan or to any option granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination, or otherwise, the Board of Directors shall make appropriate proportional adjustments in the aggregate number of shares subject to the Plan and the number of shares and the price per share subject to outstanding options and may assume old options or substitute new options for old options, regardless of whether the option price of any such option resulting from the proportional adjustment is less than the then fair market value of the subject shares.

                 (ii) In the event of a proposed dissolution or liquidation of Martin Marietta Corporation, each option granted under the Plan shall terminate as of a date, which in no event shall be later than the expiration date specified in the option, to be fixed by the Board of Directors, provided that not less than 30 days' written notice of the date so fixed shall be given to each optionee (or other person entitled to exercise the option) and each optionee (or other person entitled to exercise the option) shall





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                 have the right (provided that by the date of exercise of the option the optionee has remained in the employ of the Corporation for at least one year from the date the option was granted) during the period of 30 days preceding such termination to exercise the option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise then be exercisable.

                 (iii) In the event of a Change of Control, each optionee (or other person entitled to exercise the option) shall have the right (provided that by the date of exercise of the option the optionee has remained in the employ of the Corporation for at least six months from the date the option was granted) during a period of 60 days following a Change of Control to exercise the option as to all or any part of the shares covered thereby, including shares as to which such option would not otherwise then be exercisable or to have the Corporation, upon request of the optionee (or other person entitled to exercise the option), purchase all such options at a cash purchase price equal to the excess of the fair market value per share over the option price multiplied by the number of all such option shares. For purposes of this Section and
                 Section 7(a)(ii) below, the term "fair market value" where a Change of Control has occurred shall mean the greater of (a) the highest price per share paid as a result of any offer which is in effect during the period beginning on the ninetieth day prior to the date on which such option is exercised and ending on the date on which such option is exercised or the fixed or formula price specified in a transaction agreement if such price is determinable as of the date of exercise of the option or, in the case of a 25% acquisition, the highest price per share shown on the Statement on Schedule 13D or any Amendment thereto filed by the holder of 25% or more of the Corporation's voting securities, and (b) the highest closing price per share of the Corporation's Common Stock on the New York Stock Exchange Composite Tape during the period beginning on the ninetieth day prior to the date on which the option is exercised and ending on the date on which such option is exercised. In the event the price for Martin Marietta Common Stock in a transaction that results in a Change of Control cannot be determined in accordance with the provisions of this Section 6(c)(iii), fair market value shall be determined by the Board of Directors. The value thus determined shall be subject to adjustments as provided in Section 6(c)(i) above. For purposes of this paragraph, the term "Change of Control" shall mean the following:

                 (A) A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Corporation and such offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting powers of





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                 the Corporation's then outstanding voting securities.

                 (B) The Corporation is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation, other than affiliates within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") or any party to such merger or consolidation.

                 (C) The Corporation transfers substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Corporation.

                 (D) Any "person" (as such term is used in Sections 3(a)(9) and 1 3(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Corporation.

                 (E) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of the period. For purposes of the Plan, ownership of voting securities shall take into account and include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) of the Exchange Act (as then in effect).

                 (iv) Notwithstanding the provisions of Section 6(c)(iii), if an event occurs which would otherwise constitute a Change in Control but that event is approved by the affirmative vote of two-thirds of the Continuing Directors (as that term is hereinafter defined); then, at the sole option of the Corporation, if options are presented to the Corporation for purchase pursuant to Section 6(c)(iii), the Corporation may, rather than purchasing such options for cash (a) issue on behalf of the optionee shares of common stock with a fair market value at the time of issuance equal to the cash purchase price that the optionee otherwise would be entitled to receive, (b) arrange that a third-party sell such shares on the optionee's behalf and (c) provide that the third-party promptly remit the proceeds of such sale directly to the optionee. If the Corporation elects to exercise





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                 this right, in no event shall the optionee receive an amount of cash less than that the optionee would have received pursuant to Section 6(c)(iii). For the purposes of this provision, the term "Continuing Directors" shall mean a director who either (a) was a member of the Board of Directors of the Corporation immediately prior to the Change in Control; or (b) was designated (before his or her election as director) as a Continuing Director by a majority of the then Continuing Directors.


         (d)     Limitations on Transfer of Shares

         The Corporation shall not be required, upon the exercise of any option, to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which Martin Marietta Corporation's Common Stock may then be listed and (b) such registration or other qualification of such shares under applicable securities laws as the Corporation shall determine to be necessary or advisable. If shares issuable on the exercise of options have not been registered under the Securities Act of 1933 ("the Act") or there is not available a current Prospectus meeting the requirements of the Act with respect thereto, options may be required to represent at the time of each exercise of options that the shares purchased are being acquired for investment and not with a view to distribution; and the Corporation may place a legend on the stock certificate to indicate that the stock may not be sold or otherwise disposed of except in accordance with the Act, as amended, and the rules and regulations promulgated thereunder.

7.       Stock Appreciation Rights

         (a)     Grant of Rights

                 (i) Stock appreciation rights shall be granted only to recipients of stock options and each right will relate to a specific stock option granted under the Plan. The number of rights granted shall equal the number of shares granted under the stock option provisions of the Plan and shall be granted concurrently with the grant of the related stock option.

                 (ii) For each right granted on or after July 23, 1987, the amount of the cash payment to which an optionee shall be entitled for each right shall be equal to a percent of the excess, if any, of the fair market value of a share of Martin Marietta Common Stock on the exercise date over the grant value of the right. Such percentage shall be determined by the Stock Option Committee or its delegatee in a manner which shall be intended to approximate the tax obligation arising from the exercise of such option and shall be adjusted periodically pursuant to paragraph





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                 7(a)(iii).

                 (iii) The percentage referred to in paragraph 7(a)(ii) shall be increased or decreased from time to time by the Committee or its delegatee to reflect significant changes in income tax laws. At the time the Committee or its delegatee determines that an increase or decrease is warranted, it shall set a new percentage and shall set the effective date on which such new percentage will apply in determining the amount of the cash payment for each right which was granted on or after July 23, 1987, and is exercised after the effective date of such percentage change.

                 (iv) An optionee (or other person entitled to exercise the option) who, in the event of a Change of Control, elects either to exercise or to have the Corporation purchase his options, shall receive a cash payment for the rights related to such option equal to a percentage, determined in accordance with paragraphs 7(a)(ii) and 7(a)(iii), of the excess of the fair market value per share over the option price, such fair market value to be determined in accordance with the applicable provisions of Section 6(c)(iii), multiplied by the number of option shares.

                 (v) Should there be a change affecting the stock subject to the Plan as referred to in Section 6(c), the number of rights shall be adjusted to equal the number of related stock option shares upon completion of the adjustment required by the change. The grant value of a right shall also be adjusted to equal the option price of the related stock option following the adjustment required by the change.

         (b)     Exercise of Rights        '

                 (i) Subject to the limitations set forth herein, an optionee shall be entitled to receive payment in cash for rights granted under this Plan. The cash payment will be in consideration of services performed for the Corporation or for its benefit by the optionee.

                 (ii) Nothing contained herein shall be construed to require the simultaneous exercise of options and the related rights where such options or rights are exercised after May 1, 1991.

8.       Death, Termination of Employment, or Retirement

         (a) If an optionee dies while employed by the Corporation or within three months after termination of employment, options and rights may be exercised by the persons referred to in Section 5(c) only within one year from the date of death. In cases of normal retirement or of disability, options and rights may be





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         exercised within three years from the date of such retirement or disability. In cases of termination of an optionee's employment by the Corporation, with or without cause, or early retirement (except as provided in Section 8(b)), the options and rights may be exercised by the optionee only within three months from the date of termination of employment. Nothing contained in the Plan or in any option or right granted hereunder shall confer upon any optionee any right of continued employment by the Corporation nor limit in any way the right of the Corporation to terminate the participant's employment at any time.

         (b) Except as otherwise provided in this paragraph, a grant may be exercised pursuant to this Section 8 only to the extent the optionee was entitled to exercise the options and rights at the time of termination of employment or as provided in Section 6(c) and, in any event, may not be exercised after the expiration of ten years from the date of grant. In the event an optionee ceases to be an employee, the options and rights which are not exercisable at the time shall terminate. In cases of death or disability while employed by the Corporation or normal retirement where an optionee has applied for and is receiving benefits pursuant to a retirement plan for Martin Marietta salaried employees, all outstanding options and rights shall become exercisable upon such death, disability, or normal retirement and may be exercised pursuant to this Section 8 or as provided in
         Section 6(c). In cases of early retirement where an optionee has applied for and is receiving benefits pursuant to a retirement plan for Martin Marietta salaried employees, all outstanding options and rights shall become exercisable upon such early retirement at the discretion of the Board of Directors, the Committee, or the Chief Executive Officer and, to the extent exercisable, may be exercised within three years from the date of such early retirement or as provided in Section 6(c). Options and rights may not be exercised less than six months or after the expiration of ten years from the date of grant thereof.

9.       Leave of Absence

         For the purpose of the Plan, an employee on leave of absence will be considered as still in the employ of the Corporation unless otherwise provided in an agreement between the employee and the Corporation.

10.      Deferred Payments for Stock

         To the extent permitted by applicable law, the Board of Directors or the Committee may agree to accept as full or partial payment of the purchase price of stock issued upon exercise of options a promissory note of the optionee evidencing his obligation to make future cash payment thereof. Promissory notes shall be payable as determined by the Board of Directors or the Committee (but in no event later than five years after the date thereof), shall be secured by a pledge of the shares





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purchased, and shall bear interest at a rate fixed by the Board of Directors or the Committee

11.      Administration

         (a)     Stock Option Committee

                 (i) The Stock Option Committee shall consist of three or more of those members of the Board of Directors who are not eligible to receive options and rights under the Plan. The members of the Committee shall be designated by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

                 (ii) The Committee shall determine the employees who will participate in the Plan, the number of shares and rights subject to each grant, and shall have the authority to adopt rules and regulations for administering the Plan.

                 (iii) As and to the extent authorized by the Board of Directors or the By-Laws, the Committee may exercise the powers and authority related to the Plan which are vested in the Board of Directors. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver documents and to take such other steps deemed necessary or convenient for the efficient administration of the Plan.

         (b)     Finality of Determinations

                 The Board of Directors shall have the power to interpret the Plan. All interpretations, determinations, and actions by the Board of Directors or by the Committee, to the extent authorized by the Plan, the Board of Directors or the By-Laws shall be final, conclusive, and binding upon all parties.

12.      Amendment and Termination

         The Board of Directors shall have the power, in its discretion, to amend, suspend, or terminate the Plan or options and rights granted under the Plan at any time. It shall not, however, without further action by the stockholders, have the power to (a) change the class of employees eligible to receive options under the Plan, (b) provide for options or rights exercisable more than ten years after the date granted, or (c) extend the expiration date of the Plan; nor shall it have the power (except as otherwise provided in the Plan) to (d) increase the number of shares subject to the





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Plan or (e) reduce the option price below the fair market value of the stock at the time the option was granted. No amendment, suspension, or termination of the Plan or options and rights granted under the Plan shall, except with the consent of the optionee, adversely affect an option or right previously granted except as set forth in paragraphs 7(a)(ii) and 7(a)(iii).

13.      Duration

         The Plan shall remain in effect until all options and rights granted under the Plan have been exercised or terminated under the terms of the Plan, provided that options and rights under the Plan must be granted within ten years from the effective date of the Plan.





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